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                                                            EXHIBIT 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


   We consent to the inclusion in this registration statement on Form S-1 of our report dated August 26, 1994 on our audit of the financial statements of Answer Systems, Inc. for the year ended June 30, 1994. We also consent to the reference to our firm under the caption "Experts."


                                   COOPERS & LYBRAND L.L.P.

San Jose, California
July 3, 1996